UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2011

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

VMware, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 25, 2011 (the “Annual Meeting”). At the Annual Meeting, the stockholders: (1) elected the two Class I, Group I director nominees and the one Class I, Group II director nominee to each serve a three-year term expiring at the 2014 Annual Meeting of Stockholders; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) selected, on an advisory basis, one-year as the frequency with which stockholders are provided future advisory votes on executive compensation; and (4) ratified the selection by the Audit Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2011.

The results of the voting for each of the above proposals is as follows:

1. Election of Class I, Group I directors and Class I, Group II director:

	Class	For	Against	Abstain	Broker Non-Votes
Class I, Group I:
John R. Egan	Class B	3,000,000,000	0	0	0
Joseph M. Tucci	Class B	3,000,000,000	0	0	0

Class I, Group II:
Renee J. James	Class A	85,877,998	3,415,429	29,680	18,916,356
	Class B	300,000,000	0	0	0

2. Non-Binding advisory vote on the compensation of the Company’s named executive officers:

Class	For	Against	Abstain	Broker Non-Votes
Class A	88,801,894	483,188	38,025	18,916,356
Class B	3,000,000,000	0	0	0

3. Non-Binding advisory vote on the frequency of advisory votes on executive compensation:

Class	One-Year	Two-Years	Three-Years	Abstain	Broker Non-Votes
Class A	76,140,853	6,547,101	6,509,303	125,850	18,916,356
Class B	3,000,000,000	0	0	0	0

4. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011:

Class	For	Against	Abstain	Broker Non-Votes
Class A	107,469,660	637,950	131,853	0
Class B	3,000,000,000	0	0	0

In connection with the stockholder vote on Proposal No. 3, the Company determined that it shall hold an annual advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission, until such time as the next advisory vote is submitted to the stockholders of the Company with regard to the frequency of future advisory votes on the compensation of the Company’s named executive officers, or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2011

VMware, Inc.

By:	/s/ S. Dawn Smith
S. Dawn Smith
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary